                              SECURITY EQUITY FUND
                                  EQUITY SERIES

A SHARES

     Total Return from March 31, 1987, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/ 6.63 =
150.8296 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 150.8296 shares x 7.25 = $1,093.51.


     Ending value of shares received from reinvestment of all dividends at NAV =
331.1398 shares x 7.25 = $2,400.76.

Total ending redeemable value:                    1,093.51
                                                + 2,400.76
                                                  --------
                                                  3,494.27

Total Return:                          3,494.27 - 1,000 = 2,494.27
                                       2,494.27/1,000 = 249.43%

                                  ----------------------------------------------

Calendar 1997                     % change from previous year
                                  = value at end of year...............    1,143
                                  less value at beginning..............    1,000
                                                                           -----
                                                                             143

Change                                  143
                                      -----   =   14.3%
Beginning Value                       1,000

                                  EQUITY SERIES

B SHARES

     Total Return from October 19, 1993, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 6.81 = 146.8429 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 146.8429 shares x 7.08= $1,039.65.

     Ending value of shares received from reinvestment of all dividends at NAV =
85.0489 shares x 7.08 = $602.15.

     Contingent deferred sales charge = 1,000 x .03 = $30.00.

Total ending redeemable value:                    1,039.65
                                                    602.15
                                                    (30.00)
                                                  ---------
                                                  1,611.80

Total Return:                          1,611.80 - 1,000 = 611.80
                                         611.80/1,000 = 61.18%

                                  ----------------------------------------------

Calendar 1996                     % change
                                  = value at end of year...............    1,134
                                  less value at beginning..............    1,000
                                                                           -----
                                                                             134

Change                                  134
                                      -----   =   13.4%
Beginning Value                       1,000

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR SECURITY EQUITY FUND, EQUITY SERIES


     Total Return of Security Equity Fund, Equity Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return for 1 year                    =             7.77%
                                                                        =====
                      1000 (1+T)1                         =          1,077.71
                           (1+T)1                         =           1.07771
                            1+T                           =           1.07771
                              T                           =            .07771

2.     Average total return for 5 years                   =            14.51%
                      1000 (1+T)5                         =          1,969.09
                           (1+T)5                         =           1.96909
                          ((1+T)5)1/5                     =      (1.96909)1/5
                            1+T                           =            1.1451
                              T                           =             .1451

3.     Average total return for 10 years                  =            13.33%
                                                                       ======
                      1000 (1+T)10                        =          3,494.28
                           (1+T)10                        =           3.49428
                          ((1+T)10)1/10                   =     (3.49428)1/10
                            1+T                           =            1.1333
                              T                           =             .1333

B SHARES

1.     Average total return for 1 year with CDSC          =             8.35%
                                                                        =====
                      1000 (1+T)1                         =          1,083.52
                           (1+T)1                         =         (1.08352)
                            1+T                           =           1.08352
                              T                           =             .0835

2.     Average total return since October 19, 1993 (inception) with CDSC
                                                          =            14.84%
                                                                       ======
                      1000 (1+T)3.4493                    =          1,611.79
                          ((1+T)3.4493 )1/3.4493          = (1.61179)1/3.4493
                            1+T                           =            1.1484
                              T                           =             .1484

                              SECURITY EQUITY FUND
                                  GLOBAL SERIES

A SHARES

     Total Return from October 1, 1993, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
10.61 = 94.2507 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 94.2507 shares x 11.90 = $1,121.58

     Ending redeemable value of shares received from reinvestment of all dividends at NAV = 15.3793 x 11.90 = 183.01.

Total ending redeemable value:                    1,121.58
                                                    183.01
                                                  --------
                                                  1,304.59

Total Return:                          1,304.59 - 1,000 = 304.59
                                         304.59/1,000 = 30.46%

                                 -----------------------------------------------

Calendar 1996                    % change from previous year
                                 = value at end of year...............    1,127
                                 less value at beginning..............    1,000
                                                                          -----
                                                                            127

Change                                  127
                                      -----   =   +12.7%
Beginning Value                       1,000

                                  GLOBAL SERIES

B SHARES

     Total Return from October 19, 1993, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 9.96 = 100.402 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 100.402 shares x 11.66 = $1,170.69.

     Ending value of shares received from reinvestment of all dividends at NAV =
14.895 x 11.66 = $173.68.

Contingent deferred sales charge = 1,000 x .03 = $30.

Total ending redeemable value:                    1,170.69
                                                    173.68
                                               +    (30.00)
                                                  ---------
                                                  1,314.37

Total Return:                          1,314.37 - 1,000 = 314.37
                                         314.37/1,000 = 31.44%

                                 -----------------------------------------------

Calendar 1996                    % change
                                 = value at end of year...............    1,116
                                 less value at beginning..............    1,000
                                                                          -----
                                                                            116

Change                                 116
                                     -----   =   +11.6%
Beginning Value                      1,000

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR SECURITY EQUITY FUND, GLOBAL SERIES


     Total Return of Security Equity Fund, Global Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return for 1 year                 =               6.19 %
                                                                       ======
                      1000 (1+T)1                      =             1,061.86
                           (1+T)1                      =              1.06186
                            1+T                        =              1.06186
                              T                        =               .06186

2.     Average total return since October 1, 1993 (inception) with CDSC
                                                       =                7.99%
                                                                        =====
                      1000 (1+T)3                      =             1,259.27
                           (1+T)3                      =              1.25927
                          ((1+T)3)1/3                  =        (1.25927) 1/3
                            1+T                        =               1.0799
                               T                       =                .0799

B SHARES

1.     Average annual return for 1 year with CDSC      =                6.56%
                                                                        =====
                      1000 (1+T)1                      =             1,065.65
                           (1+T)1                      =              1.06565
                            1+T                        =              1.06565
                              T                        =                .0656

2.     Average total return since October 19, 1993 (inception) with CDSC
                                                       =                8.25%
                                                                        =====
                  1000 (1+T) 3.4493                    =             1,314.36
                      ((1+T)3.4493)1/3.4493            =    (1.31436)1/3.4493
                        1+T                            =               1.0825
                          T                            =                .0825

                              SECURITY EQUITY FUND
                             ASSET ALLOCATION SERIES

A SHARES

     Total Return from June 1, 1995, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
10.61 = 94.2507 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 94.2507 shares x 11.19 = $1,054.67.

     Ending value of shares received from reinvestment of all dividends at NAV =
9.1333 x 11.19 = $102.20.

Total ending redeemable value:                    1,054.67
                                              +     102.20
                                                  --------
                                                  1,156.87

Total Return:                          1,156.87 - 1,000 = 156.87
                                         156.87/1,000 = 15.69%

                                  ----------------------------------------------

                             ASSET ALLOCATION SERIES

B SHARES

     Total Return from June 1, 1995, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.00 = 100 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 100 shares x 11.12 = $1,110.00.

     Ending value of shares received from reinvestment of all dividends at NAV =
8.401 x 11.12 = $93.42

Contingent deferred sales charge = 1,000 x .04 = $40.

Total ending redeemable value:                    1,110.00
                                               +     93.42
                                                    (40.00)
                                                  ---------
                                                  1,163.42

Total Return:                          1,163.42 - 1,000 = 163.42
                                         163.42/1,000 = 16.34%

                                  ----------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                FOR SECURITY EQUITY FUND, ASSET ALLOCATION SERIES


     Total Return of Security Equity Fund Asset Allocation Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return for 1 year                  =                3.22%
                                                                         =====
                  1000 (1+T) 1                          =             1,032.22
                       (1+T) 1                          =              1.03222
                        1+T                             =              1.03222
                          T                             =               .03222

2.     Average total return since June 1, 1995
          (inception)                                   =                8.27%
                                                                         =====
                  1000 (1+T)1.7506                      =             1,156.86
                       (1+T)1.7506)1/1.7506             =      (1.15686)1.7506
                        1+T                             =               1.0827
                          T                             =                .0827

B SHARES

1.     Average total return for 1 year                  =                3.41%
                                                                         =====
                  1000 (1+T) 1                          =             1,034.11
                       (1+T) 1                          =              1.03411
                        1+T                             =              1.03411
                          T                             =                .0341

2.     Average annual return since June 1, 1995 (inception) with CDSC
                                                        =                8.71%
                                                                         =====
                  1000 (1+T)1.7506                      =             1,165.42
                      ((1+T)1.7506)1/1.7506             =      (1.16542)1.7506
                        1+T                             =               1.0871
                          T                             =                .0871

                              SECURITY EQUITY FUND
                             SOCIAL AWARENESS SERIES

A SHARES

     Total Return from November 4, 1996, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/
15.92 = 62.8141 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 62.8141 shares x 14.34 = $900.75.

Total ending redeemable value:                   900.75
                                            +       .00
                                             ----------
                                                 900.75

Total Return:                            900.75 - 1,000 = -99.25
                                         -99.25/1,000 = -9.925%


                                  ----------------------------------------------

                             SOCIAL AWARENESS SERIES

B SHARES

     Total Return from November 4, 1996, to March 31, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 15.00 = 66.6667 shares.

     Ending value of initial investment at March 31, 1997, NAV price = 66.6667 shares x 14.29 = $952.67.

Contingent deferred sales charge = 952.67 x .05 = $47.63.

Total ending redeemable value:                      952.67
                                                    (47.63)
                                                    -------
                                                    905.04

Total Return:                            905.04 - 1,000 = 94.96
                                         -94.96/1,000 = -9.50%

                                  ----------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                FOR SECURITY EQUITY FUND, SOCIAL AWARENESS SERIES


     Total Return of Security Equity Fund Social Awareness Series, as of March 31, 1997, (according to the Form N-1A calculation).

A SHARES

1.     Average total return since November 4, 1996
               (inception)                             =              -22.31%
                                                                       ======
                  1000 (1+T) .414                      =               900.75
                      ((1+T) .414) 1/.414              =      (900.75) 1/.414
                        1+T                            =                .7769
                          T                            =               -.2231

B SHARES

1.     Average total return since November 4, 1996 (inception) with CDSC
       (inception) with CDSC                           =              -21.42%
                                                                       ======
                  1000 (1+T) .414                      =               905.03
                      ((1+T) .414) 1/.414              =      (905.03) 1/.414
                        1+T                            =                .7858
                          T                            =               -.2142